Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Third Amendment”) is dated as of December 11, 2006, and is made by and among PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (as defined below), the LENDERS (as defined below), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of March 3, 2005, as amended by that certain First Amendment, Waiver, and Consent to Amended and Restated Credit Agreement, dated as of July 15, 2005, and that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 22, 2006 and effective as of August 15, 2006 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement);

WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendments to Credit Agreement.

(a) Expiration Date. The definition of Expiration Date set forth in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ Expiration Date shall mean, with respect to the Revolving Credit Commitments, December 11, 2011. “

(b) Schedule 1.1(A). Schedule 1.1(A) [Pricing Grid-Variable pricing and Fees Based on Pricing Grid Leverage Ratio] of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on the schedule titled Schedule 1.1(A)—Pricing Grid-Variable pricing and Fees Based on Pricing Grid Leverage Ratio attached hereto.

3. Conditions to Closing. The foregoing amendments contained in Section 2 of this Third Amendment shall have an effective date and this Third Amendment shall be dated the date upon which each of the following conditions has been satisfied to the satisfaction of the Agent (the “Third Amendment Effective Date”):

(a) Execution and Delivery of Third Amendment. The Borrower, the Guarantors, the Lenders, and the Agent shall have executed those Loan Documents to which it is a party, and all other documentation necessary for effectiveness of this Third Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Lenders and the Agent.

(b) Representations and Warranties; No Event of Default. The representations and warranties set forth in the Credit Agreement and this Third Amendment are true and correct on and as of the Third Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default exists and is continuing under the Credit Agreement or under any other Material Contract, as of the Third Amendment Effective Date, and by its execution and delivery hereof to the Agent, each of the Loan Parties certifies to all of the foregoing.

4. Representations and Warranties. By its execution and delivery of this Amendment to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders as follows:

(a) Authorization, Etc. Each Loan Party has duly authorized, executed and delivered this Third Amendment.

(b) Material Adverse Change. After giving effect to this Third Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement.

(c) Litigation. After giving effect to this Third Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

(d) Note Purchase Agreement. No “Default” or “Event of Default” (as such terms are defined in the Note Purchase Agreement) has occurred and is continuing under the Note Purchase Agreement after giving effect to the amendments set forth in the Third Amendment.

5. Miscellaneous.

(a) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the Third Amendment Effective Date and the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

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(b) Counterparts. This Third Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of which together shall constitute one and the same instrument.

(c) Incorporation into Credit Agreement. This Third Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(d) Governing Law. This Third Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(e) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation, to the Agent for itself the reasonable costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Third Amendment and all other documents or instruments to be delivered in connection herewith.

(f) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this Third Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

(g) Joinder of Guarantors. Each of the Guarantors hereby joins in this Third Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement as hereby amended, and in each other Loan Document given by it in connection therewith.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written.

BORROWER

PENN VIRGINIA OPERATING CO., LLC

By:	/s/ Frank A. Pici	(SEAL)
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

GUARANTORS

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its sole general partner

CONNECT ENERGY SERVICES, LLC
CONNECT GAS PIPELINE LLC FIELDCREST RESOURCES LLC
K RAIL LLC
LOADOUT LLC PVR CHEROKEE GAS PROCESSING LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR GAS RESOURCES, LLC
PVR HAMLIN I, LLC
PVR HAMLIN II, LLC
PVR HAMLIN, LP

By: PVR Hamlin I, LLC, its sole general partner

PVR HYDROCARBONS LLC
PVR LAVERNE GAS PROCESSING LLC
PVR MIDSTREAM LLC
PVR NATURAL GAS GATHERING LLC
PVR OKLAHOMA NATURAL GAS GATHERING LLC

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SUNCREST RESOURCES LLC
TONEY FORK LLC
WISE LLC

By:	/s/ Frank A. Pici	(SEAL)
Name:	Frank A. Pici
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

BNP PARIBAS, individually and as Managing Agent

By:	/s/ Mark A. Cox
Name:	Mark A. Cox
Title:	Director

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Vice President

BRANCH BANKING & TRUST COMPANY

By:	/s/ Hugh Ferguson
Name:	Hugh Ferguson
Title:	Vice President

COMERICA BANK

By:	/s/ Huma Vadgama
Name:	Huma Vadgama
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A. successor by merger to FLEET NATIONAL BANK, individually and as Documentation Agent

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Vice President

FORTIS CAPITAL CORP.

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Tara Narasiman
Name:	Tara Narasiman
Title:	Associate

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Holly L. Kay
Name:	Holly L. Kay
Title:	Corporate Banking Officer

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE, individually and as Managing Agent

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION (formerly Southwest Bank of Texas, N.A.)

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Senior Vice President

SUNTRUST BANK, individually and as Documentation Agent

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING CO., LLC

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent

By:	/s/ Jonathan R. Richardson
Name:	Jonathan R. Richardson
Title:	Vice President

SCHEDULE 1.1(A)

Pricing Grid-Variable pricing and Fees Based on Pricing Grid Leverage Ratio

Level	Pricing Grid Leverage Ratio	Euro-Rate Margin (Revolving Credit Loan)	Base Rate Margin (Revolving Credit Loan)	Commitment Fee	Applicable Letter of Credit Fee
I	Less than or equal to 2.00 to 1.00	.75%	.00%	.15%	.75%
II	Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	1.00%	.00%	.175%	1.00%
III	Greater than 2.50 to 1.00 but less than or equal to 3.00 to 1.00	1.25%	.25%	.20%	1.25%
IV	Greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00	1.50%	.50%	.225%	1.50%
V	Greater than 3.50 to 1.00	1.75%	.75%	.25%	1.75%